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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): MAY 9, 2002

                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                   0-10039               22-2267658
(State or Other Jurisdiction of     (Commission   I.R.S. Employer Identification
         Incorporation)             File Number)              Number)



         665 BROADWAY, NEW YORK, NEW YORK                        10012
 (Address of Registrant's Principal Executive Offices)         (Zip Code)

                                 (212) 477-1700
              (Registrant's telephone number, including area code)

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

         Peter J. Fiorillo, the Chairman of the Board and Chief Financial Officer of eB2B Commerce, Inc. (the "Company"), resigned from such positions as of May 9, 2002. Also, on such date, the Board of Directors of the Company elected Richard S. Cohan, Chief Executive Officer and President of the Company, to the Board of Directors to fill the vacancy caused by Mr. Fiorillo's resignation. In addition, Bruce J. Haber, a current director, was elected to the post of Chairman of the Board.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2002

                                  eB2B Commerce, Inc.


                                  By:     /s/ Richard S. Cohan
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                                  Name:  Richard S. Cohan
                                  Title: President and
                                         Chief Executive Officer



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